First half 2010 highlights
• Production: 40,180 Boepd, +8% over 1H09
• 2Q10 production: 41,913 Boepd, +9% over 1Q10
• EBITDAX: $391.6MM, +139% over 1H09
• Strengthened net acreage positions in our three key plays
Increased 2010 capex and production outlook
• Increased capex budget to $1.3B
• $900MM in drilling and operations
• $400MM land
• Raised 2010 production guidance to 15.8MM Boe
• Midpoint of 15% to 17% growth guidance range
• Increased capitalization to support accelerated growth
1
Financial
2010 Financial and Operating Highlights
Exhibit 99.7

2
2011 Capex Budget
Drilling capex = 91% of $1.36B 2011 capex budget
•
Drilling capex includes workovers and facilities
•
92% of $1.2B drilling capex committed to Bakken and Woodford
Gross
214
16
15
39
2
23
309
Net
105.5
11.1
14.0
23.7
1.5
21.2
177.0
Gross
514
16
15
99
14
29
687
Net
120.6
11.1
14.0
28.8
2.3
21.9
198.7
$819
75
58
230
9
36
$1,227
CLR-Operated Op. & Non-Op. Drilling Capex
66%
6%
5%
19%
1%
3%
100%
North Dakota Bakken
Montana Bakken
Red River Units
Anadarko Woodford
Arkoma Woodford
Other
TOTAL

Year ended December 31, 2011
Production growth
Price differentials
(1)
Oil (Bbl)
Gas (Mcf)
Operating expenses per Boe:
Production expense
Production tax (percent of sales)
Depreciation, depletion, amortization
and accretion
General and administrative expense
(2)
Non-cash stock-based compensation
Income tax rate, percent of pre-tax income
Percent of income tax deferred
3
2011 Guidance
30%
$8 to $10
+/- $0.25
$6.50 to $7.50
7% to 8%
$16 to $19
$2.00 to $2.50
$0.75 to $1.00
38%
90% to 95%
(1) Differential to calendar month average NYMEX futures price for oil and to average of last three trading days of prompt NYMEX futures contract for gas.
(2) Excludes non-cash stock-based compensation.

4
Pro Forma Capitalization
(1) Senior Notes balances exclude the effect of original issue discount.
(2) See Non-GAAP financial measures in Form 10-K, Form 10-Q and earnings release for a reconciliation of net income to EBITDAX.
(3) Stated volumes are internally estimated reserve volumes as of June 30, 2010.
$293
0
0
300
200
400
$900
1,209
$2,109
$1,043
$678
310
126
0.9X
29%
$1.96
$4.82
($ in millions)
Cash and cash equivalents
Revolving credit facility
% drawn
8.25%  Senior notes due 2019 (1)
7.375% Senior notes due 2020 (1)
7.125% Senior notes due 2021 (1)
Total debt
Shareholders’ equity
Total book capitalization
Total liquidity
Operating statistics (at 6/30/10)
LTM EBITDAX (2)
Proved reserves (MMBoe) (3)
PDP reserves (MMBoe) (3)
Credit statistics
Net debt/LTM EBITDAX (2)
Net debt/book capitalization
Net debt/proved reserves ($/Boe)
Net debt/PDP reserves ($/Boe)
At June 30 2010, pro forma for recent debt issuance:
2010: We expect to end the year
with approx. $1.0B in net long-term
debt.
2011: Cash flow and ample liquidity
to support strong production growth
in 2011.
2012-14: Net debt/EBITDAX should
remain well below peer average of
2.2X through 2014.

45
40
35
30
25
20
15
10
5
0
24.5% CAGR
2009
2010E
2011E
2012E
2013E
2014E

Continental
RESOURCES

5 2009-2014 Production Growth Vision 13.6 15.8 20.9 41.0 Growth from current Inventory MMBoe

6 Questions?

7 Appendix

Year ended December 31, 2010
Production growth
Price differentials
(1)
Oil (Bbl)
Gas (Mcf)
Operating expenses per Boe:
Production expense
Production tax (percent of sales)
Depreciation, depletion, amortization
and accretion
General and administrative expense
(2)
Non-cash stock-based compensation
Income tax rate, percent of pre-tax income
Percent of income tax deferred
8
2010 Guidance
15% to 17%
$8 to $10
+/- $0.25
$6.50 to $7.00
7.0% to 7.5%
$15 to $18
$2.00 to $2.40
$0.75 to $1.00
38%
95%
(1) Differential to calendar month average NYMEX futures price for oil and to average of last three trading days of prompt NYMEX futures contract for gas.
(2) Excludes non-cash stock-based compensation.

9
Crude Oil Hedge Positions
2010
Jul.  to Sept.
Swaps
Collars
Oct.  to Dec.
Swaps
Collars
2011
Jan.  to Mar.
Swaps
Collars
Apr. to Dec.
Swaps
Collars
2012
Jan. to Dec.
Swaps
Collars
2013
Jan. to Dec.
Swaps
Collars
Volume in
Barrels
687,000
1,380,000
1,089,000
1,380,000
284,000
2,565,000
643,000
7,837,500
2,745,000
4,392,000
1,825,000
1,642,500
Weighted Avg.
of Swaps
$84.58
$83.99
$83.86
$84.14
$85.45
$85.90
Range
$75-$78
$75-$78
$75-$80
$75-$80
$80
$80
Weighted
Average
$76
$76
$78.95
$79.39
$80
$80
Range
$88.75-$96.75
$88.75-$96.75
$88.65-$97.25
$89.00-$97.25
$93.25-$97.00
$97.40-$99.00
Weighted
Average
$93.43
$93.43
$91.70
$91.27
$95.26
$98.11
Collars: Floors Collars: Ceilings

10
Natural Gas Hedge Positions
Natural Gas Swaps
2010
Jul. to Dec.
2011
Jan. to Dec.
Natural Gas Basis Swaps, Centerpoint East
2010
Jul. to Dec.
MMBtus
7,556,000
11,862,500
3,600,000
Swaps
Weighted Avg.
$6.09
$6.36
($0.62)